EXHIBIT 99.1

                         CRYSTALTECH WEB HOSTING, INC.,
                                  BALANCE SHEET
                            JUNE 30, 2004 (UNAUDITED)

                                                                                  JUNE 30,
                                                                                    2004
                                                                             -----------------

              ASSETS
Cash and cash equivalents                                                      $    1,345,966
Accounts receivable (net of allowance for doubtful accounts of $1,440)                142,533
Other receivables                                                                       1,500
Prepaid expenses and other current assets                                              53,624
                                                                               --------------
          TOTAL CURRENT ASSETS                                                      1,543,623

Property and equipment, net                                                           386,466
Software development costs, net                                                        28,447
Deposit                                                                                12,000
                                                                               --------------
         TOTAL ASSETS                                                          $    1,970,536
                                                                               --------------

LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities:
Accounts payable and accrued liabilities                                              254,915
Deferred revenues                                                                     982,045
Note payable to former shareholder                                                    125,000
                                                                               --------------
Total current liabilities                                                           1,361,960
                                                                               --------------

Deferred revenues                                                                      75,760
Note payable to former shareholder, less current portion                              475,000
                                                                               --------------
      Total liabilities                                                             1,912,720
                                                                               --------------
   Commitments and contingencies
   Shareholders' equity
      Common stock (no par value, 10,000 shares authorized;
      10,000 shares issued and outstanding                                                  -
      Additional paid-in capital                                                            -
      Retained earnings                                                                57,816
                                                                               --------------
      Total shareholder's equity                                                       57,816
                                                                               --------------
      Total liabilities and shareholders' equity                               $    1,970,536
                                                                               --------------

See accompanying notes to these unaudited financial statements.

                         CRYSTALTECH WEB HOSTING, INC.,
             STATEMENTS OF INCOME AND RETAINED EARNINGS (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004

                                                            2004
                                                        --------------

Net revenues                                            $   3,774,260
Cost of revenues                                              802,140
                                                        --------------

  Gross margin                                              2,972,120

Operating expenses:
  General and administrative                                  626,149
  Sales and marketing                                          39,236
  Depreciation and amortization                               222,448
                                                        --------------
    Total operating expenses                                  887,833
                                                        --------------

NET INCOME                                              $   2,084,287
                                                        --------------

Accumulated deficit at December 31, 2003                    (152,198)
Distribution to shareholder                               (1,874,273)
                                                        --------------
Retained Earnings at June 30, 2004                      $     57,816

See accompanying notes to these unaudited financial statements.

                         CRYSTALTECH WEB HOSTING, INC.,
                      STATEMENTS OF CASH FLOWS (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004

                                                                             2004
                                                                     ------------------

Cash flows from operating activities:
  Net income                                                         $       2,084,287
  Adjustments to reconcile net income to net cash provided by operating activities:
    Depreciation and amortization                                              222,448
    Changes in operating assets and liabilities:
    Accounts receivable, net                                                   (41,016)
    Other current assets                                                       (47,330)
    Accounts payable and accrued liabilities                                   (29,166)
    Deferred revenue                                                           435,028

                                                                     ------------------
      NET CASH PROVIDED BY OPERATING ACTIVITIES                              2,624,251
                                                                     ------------------

Cash flows from investing activities:
  Capitalized software development costs                                       (20,779)
  Purchases of property and equipment                                         (250,232)
                                                                     ------------------

      NET CASH USED IN INVESTING ACTIVITIES                                   (271,011)

  CASH FLOWS FROM FINANCING ACTIVITIES
  Deposit - Newtek Business Services                                           200,000
  Payments on note payable to former shareholder                               (62,500)
  Distributions to shareholder                                              (1,874,273)
                                                                     ------------------
      NET CASH USED IN FINANCING ACTIVITIES                                 (1,736,773)

 Net increase in cash equivalents                                              616,467
Cash and cash equivalents at beginning of period                               729,499
                                                                     ------------------
Cash and cash equivalents at end of period                           $       1,345,966
                                                                     ------------------

                          CRYSTALTECH WEB HOSTING, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES:

     BASIS OF PRESENTATION AND DESCRIPTION OF BUSINESS

     CrystalTech Web Hosting, Inc. ("the Company", or "CrystalTech"),
headquartered in Phoenix Arizona, provides internet web hosting and software services to companies and individuals around the world. The Company was incorporated in the state of Arizona on July 26, 1999.

     The unaudited financial statements of CrystalTech, reflect, in the opinion of management, all adjustments necessary to present fairly the financial position of CrystalTech at June 30, 2004, the results of operations and its cash flows for the six months ended June 30, 2004. Results of operations for the interim periods may not be representative of results to be expected for a full year. All adjustments are of a normal recurring nature.

     CASH AND CASH EQUIVALENTS

     The Company considers all highly liquid investments with an original maturity of three months or less at the date of purchase to be cash equivalents.
Cash and cash equivalents consist of funds held in checking and money market accounts.

     USE OF ESTIMATES

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     NEW ACCOUNTING PRONOUNCEMENTS

     In March 2004, the Emerging Issues Task Force ("EITF" or the "Task Force")
reached a final consensus on Issue 03-06 "Participating Securities and the
Two-Class Method under FASB Statement No. 128, Earnings per Share" which addresses a number of questions regarding the computation of earnings per share
("EPS") by companies that have issued securities other than common stock that contractually entitle the holder to participate in dividends and earnings of the company when, and if, it declares dividends on its common stock. The issue also provides further guidance in applying the two-class method of calculating EPS.
It clarifies what constitutes a participating security and how to apply the two-class method of computing EPS once it is determined that a security is participating, including how to allocate undistributed earnings to such a security. The Company does not anticipate that adoptions of this standard will have a significant impact on the Company's financial position, results of operations or cash flows.

     In March 2004, the EITF reached consensus on Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments"
regarding disclosures about unrealized losses on available-for-sale dept and equity securities accounted for under FASB Statements No. 115, " Accounting for
Certain Investments in Debt and Equity Securities", and No. 124, "Accounting for
Certain Investments Held by Not-for-Profit Organizations". The guidance for evaluating whether an

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES, CONT'D:

investment is other-than-temporarily impaired should be applied in such evaluations made in reporting periods beginning after June 15, 2004. The disclosures are effective in annual financial statements for fiscal years ending after December 15, 2003, for investments accounted for under Statements 115 and
124. For all other investments within the scope of this Issue, the disclosures are effective in annual financial statements for fiscal years ending after June
15, 2004. The additional disclosures for cost method investments are effective for fiscal years ending after June 15, 2004. We do not expect that the implementation of EITF 03-1 will have a material effect on our financial statements.

NOTE 2 - REVENUE RECOGNITION:

     The Company's revenues are primarily derived from monthly recurring services fees for the use of its web hosting and software support services.
Customer set-up fees are billed upon service initiation and are recognized as revenue over the estimated customer relationship period of 2.5 years. Payment for web hosting and related services is generally received one to twelve months
n advance. Such revenues are recognized as services are rendered, provided that evidence of an arrangement exists, the price to the customer is fixed or determinable, no significant Company obligations remain and collection of the related receivable is reasonable assured.

     The Company generates a limited amount of revenue from assisting customers in registering their domain names. Due to the volume of customers, the Company is able to obtain domain name registrations for its customers at discounted rates. Customers may elect to use this service for a nominal service fee.

     The majority of customers pay for set-up and services with major credit cards for which the Company receives daily remittances from the credit card processors. A provision for estimated chargebacks from the credit card processors, included in accrued liabilities, is deducted from gross service fees when determining net revenues.

NOTE 3 - RELATED PARTY TRANSACTIONS:

     In January 2003, the Company's shareholder established SmarterTools, Inc.
("SmarterTools"). Since inception, SmarterTools and its employees have been based out of the Company's leased facility. In exchange for the use of facility space, SmarterTools has supplied the Company with software and internet-based services. In January 2004, all administrative and accounting functions supported by the Company on behalf of SmarterTools were terminated and the two businesses began operating independently.